UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2019

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously reported, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), on April 17, 2019, the Debtors filed a proposed Joint Chapter 11 Plan of Liquidation (the “Plan of Liquidation”) with the Bankruptcy Court, and on May 16, 2019, the Debtors filed an amended Plan of Liquidation (as may be amended from time to time, the “Amended Plan of Liquidation”). The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.”

On September 27, 2019, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning June 2, 2019 and ending July 6, 2019 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1, and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at http://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on April 18, 2019, the Company will not file an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 or any quarterly reports on Form 10-Q for subsequent periods ended prior to the confirmation of the Plan of Liquidation. Instead, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Cases and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information that are filed by the Company with the Bankruptcy Court.

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, and/or the Monthly Operating Report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases; the Company’s ability to realize proceeds from remaining assets and the related terms and conditions; risks associated with litigation and other claims that involve the Company, including ongoing disputes with Transform Holdco LLC, an affiliate of ESL Investments, Inc., a significant creditor and shareholder of the Company; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Amended Plan of Liquidation, included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 3, 2019 with the Securities and Exchange Commission (as amended from time to time, the “Amended Plan of Liquidation”), states that there will not be sufficient funds or other assets in the Estate to allow holders of the Company’s common stock or warrants to receive any distribution of value in respect of their equity interests; risks relating to the outcome of the solicitation of votes of holders of claims in specified classes to approve the Amended Plan of Liquidation, and the Company’s ability to confirm and implement the Amended Plan of Liquidation and establish an acceptable Liquidating Trust, including the Debtors’ ability to maintain administrative solvency which may be impacted by factors outside of the Debtors’ control; the uncertainty as to when or whether the effective date of the Amended Plan of Liquidation will occur; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Company’s Amended Disclosure

Statement, included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on July 3, 2019 with the Securities and Exchange Commission, as may be amended from time to time. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Monthly Operating Report for the period ended July 6, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

Exhibit Index

Exhibit No.	Exhibit

99.1	Monthly Operating Report for the period ended July 6, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Mohsin Meghji
Mohsin Meghji
Chief Restructuring Officer

Dated: September 30, 2019